This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the
reasonableness   of  such  assumptions  or  the  likelihood  that  any  of  such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.
- --------------------------------------------------------------------------------
                                                                 August 15, 1996

                    $311.08 mm (approx) Class A Certificates
     AMRESCO RESIDENTIAL SECURITIES CORPORATION MORTGAGE LOAN TRUST 1996-4
                              Preliminary Structure

               Face        Interest        First Payment            Expected           Backed by              Expected Final
Class         Amount         Rate              Date(1)             Avg. Life (3)       Loan Group              Payment Date
A1        $  9,163,000                    September 25, 1996          0.71 yrs.          Loan Group I
                                                                     at pricing
A2        $ 23,277,000         %          September 25, 1996         [1.2  yrs]          Loan Group I

A3        $ 16,761,000         %          September 25, 1996         [3.1  yrs]          Loan Group I

A4        $ 11,360,000         %          September 25, 1996         [5.3  yrs]          Loan Group I

A5        $ 12,372,000         %          September 25, 1996         [9.7  yrs]          Loan Group I

A6        $238,146,000    1 mo. LIBOR+    September 25, 1996         [3.8  yrs]          Loan Group II         December 2015
                            [ ]bp(2)                                                                        June 2005 (to call)

     (1) Payment Dates are the 25th of each respective month, or if such day is not a business day, the next succeeding business day.

     (2) The least of (i)  prior to Clean Up Call,  _%,  after  Clean Up Call _%
     (ii) _% (iii) An Available Funds Cap.

     (3) Assumes 115% of a base scenario where the Loans prepay at 5% CPR in the first month of the life of the mortgage loans and increases ratably to 20% CPR by month 12. Remains constant at 20% CPR thereafter. Average lives for Class A-5 and A-6 assume 10% clean up call is not exercised; if exercised, average lives would be [8.25] and [3.50].

Managers:                    CS  First  Boston  (books),  Goldman,  Sachs & Co.,
                             Prudential Securities

Structure:                   Two Pool Groups; MBIA Certificate Insurance Policy,
                             Overcollaterization, Cross-Collateralization, Pre-
                             Funding Account and Capitalized Interest Acct

Ratings(expected):           Moodys/S&P:  Aaa/AAA

Collateral:                  Initial Mortgage Loans:      approx  $270  mm  with
                             Subsequent Pre-Funded Mortgage Loans: approx $41 mm
                             The Mortgage  Loans will be comprised of loans from
                             Advanta  Mortgage   Corporation  USA,   Long  Beach
                             Mortgage Company and Option One. Group I Loans are fixed rate and Group II Loans are generally LIBOR-based loans.

Credit Enhancement:          i)   MBIA Financial Guaranty Insurance Policy that
                             will provide for  100% coverage  of  the  principal
                             amount of, and scheduled interest due on, the Class
                             A  Certificates;
                             ii)  overcollateralization   through   a    limited
                             acceleration   of   the   Class   A   Certs;
                             iii) cross-collateralization across the two pool groups will also be available;
                             iv) excess  monthly  cash  flow on a current basis.

Expected Pricing/Settlement: August [19], 1996/August [26], 1996

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the
reasonableness   of  such  assumptions  or  the  likelihood  that  any  of  such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.
- --------------------------------------------------------------------------------

           AMERESCO Residential Securities Corporation Series 1996-4
            RELIMINARY DESCRIPTION OF INITIAL GROUP I MORTGAGE LOANS
                             828 loans for $64.9 mm
                                Fixed Rate Loans
                                ----------------

Gross Mortgage                          %                        Original LTV                                 %
Interest Rate
Wtd Avg                               10.65                      WTD Avg LTV                                  67.44
 7.50 -  7.99%                         0.40                      10 - 50%                                     10.59
 8.00 -  8.49                          1.30                      50 - 60                                      14.06
 8.50 -  8.99                          5.20                      60 - 65                                      11.67
 9.00 -  9.49                          5.58                      65 - 70                                      20.13
 9.50 -  9.99                         23.68                      70 - 75                                      22.71
10.00 - 10.49                         11.99                      75 - 80                                      15.46
10.50 - 10.99                         20.80                      80 - 85                                       2.98
11.00 - 11.49                          8.41                      85 - 90                                       2.39
11.50 - 11.99                         10.38
12.00 - 16.75                         12.27                      Occupancy Status                              %
                                                                 Owner                                        92.11
Age                                     %                        Non-Owner                                     7.89
Wtd Avg                                 --
Less than 6 m                           --
                                                                 Property Type                                 %
Remaining Months                        %                        Single Family                                86.40
WAM                                     323                      2 - 4 Units                                   7.38
121 - 180                              16.44                     PUD                                           2.94
181 - 240                               1.68                     Condominium                                   2.73
168 - 360                              81.88                     Mobile Homes                                  0.28
                                                                 Townhouses                                    0.18
                                                                 Five Units                                    0.09

Principal Balance                        %                       State Concentration                            %
  0 - 50M                              13.32                     California                                   46.90
 50 - 100                              42.85                     Utah                                          7.44
100 - 150                              27.92                     Colorado                                      6.81
150 - 207                               9.11                     Oregon                                        5.56
207 - 250                               1.38                     Florida                                       5.30
250 - 350                               4.53                     Washington                                    4.22
500 - 650                               0.89                     Other                                        23.77

                                                                 Sevicer                                        %
PAG (Ameresco Credit Grade)                                      Advanta                                      69.70
1                                       1.49                     Option One                                   30.30
2                                      54.23
3                                      28.77
4                                       8.21
5                                       7.29

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the
reasonableness   of  such  assumptions  or  the  likelihood  that  any  of  such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.
- --------------------------------------------------------------------------------

            AMERSCO Residential Securities Corporation Series 1996-4
           PRELIMINARY DESCRIPTION OF INITIAL GROUP II MORTGAGE LOANS
                           1,966 loans for $205.1 mm
                              Floating Rate Loans

Gross Mortgage                          %                        Original LTV                                 %
Interest Rate
Wtd Avg                                9.90                      WTD Avg LTV                                 72.47
 6.50 -  6.99%                         1.77                      under 50%                                    3.72
 7.00 -  7.49                          1.52                      50 - 60                                      8.75
 7.50 -  7.99                          5.71                      60 - 65                                      8.15
 8.00 -  8.49                          4.97                      65 - 70                                     13.11
 8.50 -  8.99                         15.14                      70 - 75                                     29.03
 9.00 -  9.49                          8.92                      75 - 80                                     27.62
 9.50 -  9.99                         23.18                      80 - 85                                      8.09
10.00 - 10.49                          7.17                      85 - 90                                      1.53
10.50 - 10.99                         13.29
11.00 - 11.49                          4.31                      Occupancy Status                              %
11.50 - 11.99                          5.21                      Owner Occupied                               89.85
12.00 - 14.99+                         8.44                      Non-Owner Occupied                           10.15

Gross Margin                            %                        Age                                          2 months
Wtd Avg                                6.18
3.50 - 3.749                           1.07
3.75 - 3.99                            2.08                      Next Adjustment Date                          %
4.00 - 4.249                           2.46                      WTD Avg MTR                                   7.0
4.25 - 4.49                            2.81                      09/01/96                                      0.02
4.50 - 4.749                           1.99                      11/01/96                                      1.08
4.75 - 4.99                            3.27                      12/01/96                                     29.34
5.00 - 5.249                           5.81                      01/01/97                                     39.28
5.25 - 5.49                            5.45                      02/01/97                                     18.03
5.50 - 5.749                           5.31                      03/01/97                                      0.51
5.75 - 5.99                            7.06                      06/01/98                                      2.37
6.00 - 6.249                           4.48                      07/01/98                                      3.55
6.25 - 6.49                            5.40                      07/05/98                                      0.07
6.50 - 6.749                          12.16                      08/01/98                                      5.32
6.75 - 6.99                           14.45                      09/01/98                                      0.35
7.00 - 7.249                           7.99                      11/01/99                                      0.08
7.25 - 7.49                           11.59
7.50 -10.30                            6.63

LifeTime Caps                           %                         Property Type                                %
Weighted Average                       16.88                      Single Family                               83.42
 0.00 - 14.99                           9.25                      Apartments 2 - 4 Units                       6.74
15.00 - 15.99                          20.43                      PUD                                          5.93
16.00 - 16.99                          31.62                      Condominium                                  3.56
17.00 - 17.99                          20.46                      Mobile Homes                                 0.27
18.00 - 18.99                           9.53                      Townhouses                                   0.09
19.00 - 24.80                           8.71

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the
reasonableness   of  such  assumptions  or  the  likelihood  that  any  of  such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.
- --------------------------------------------------------------------------------

            PRELIMINARY DESCRIPTION OF INITIAL GROUP II (continued)
Remaining Months                        %                          State Concentration                          %
WAM                                  352 m                         California                                 43.61
  0 - 120                               0.16                       Ilinois                                     9.40
121 - 180                               2.16                       Colorado                                    6.52
181 - 240                               1.18                       Utah                                        4.31
241 - 360                              96.50                       Other                                      36.16


Principal Balance                       %                          Sevicer                                      %
  0 - 50M                               7.31                       Long Beach                                 86.68
 50 - 100                              27.09                       Advanta                                    13.32
100 - 150                              24.87
150 - 207                              16.12                       PAG (Amresco Credit Grade)
207 - 250                               6.49                       2                                          55.86
250 - 350                              11.00                       3                                          22.65
350 - 500                               5.81                       4                                          12.22
500 - 850                               1.32                       5                                           9.27

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the
reasonableness   of  such  assumptions  or  the  likelihood  that  any  of  such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.
- --------------------------------------------------------------------------------



                                                                 August 19, 1996


                    $311.08 mm (approx) Class A Certificates
      AMRESCO RESIDENTIAL SECURITES CORPORATION MORTGAGE LOAN TRUST 1996-4
                                Final Structure


                                                                 Expected                           Legal
          Face                Interest       First Payment       Avg. Life      Backed by           Final
Class     Amount              Rate             Date(1)              (4)         Loan Group        Payment Date
- -----     ------              ----             ----                 ---         ----------        ------------

A1        $  9,163,000         6.03%         September 25, 1996   0.71 yrs.     Loan Group I      February 2006
                                                                 at pricing

A2        $ 22,400,000         6.37%         September 25, 1996    1.2 yrs.     Loan Group I      October 2014

A3        $ 17,600,000         6.85%         September 25, 1996    3.1 yrs.     Loan Group I        April 2021

A4        $ 10,670,000         7.25%         September 25, 1996    5.2 yrs.     Loan Group I      October 2023

A5        $ 13,100,000        7.60%(2)       September 25, 1996    9.6 yrs.     Loan Group I      October 2027

A6        $238,146,000       1 mo. LIBOR +   September 25, 1996    3.8 yrs.     Loan Group II     October 2027
                               31bp(3)

(1) Payment Dates are the 25th of each respective month, or if such day is not a business day, the next succeeding business day.
(2)  If Clean Up Call is not exercised, coupon will step up 0.75%.
(3) The lesser of (i) prior to Clean Up Call, 0.31%, after Clean Up Call, 0.62% and (ii) An Available Funds Cap.
(4) Assumes 115% of a base scenario where the Loans prepay at 5% CPR in the first month of the life of the mortgage loans and increases ratably to 20% CPR by month 12. Remains constant at 20% CPR thereafter. Average lives for Class A-5 and A-6 assume 10% clean up call is not exercised; if exercised, average lives would be 8.2 yrs and 3.5 yrs.

Managers:           CS First Boston (books),  Goldman,  Sachs & Co.,  Prudential
- --------            Securities

Structure:          Two  Pool  Groups;   MBIA  Certificate   Insurance   Policy,
- ---------           Overcollateralization,  Cross-Collateralization, Pre-Funding
                    Account and Capitalized Interest Acct.

Ratings(expected):  Moodys/S&P:   Aaa/AAA
- ----------------
Collateral:         Initial  Mortgage  Loans:  approx  $270 mm  with  Subsequent
- ----------          Pre-Funded  Mortgage Loans: approx $41 mm
                    The  Mortgage  Loans will be comprised of loans from Advanta
                    Mortgage  Corporation  USA, Long Beach Mortgage  Company and
                    Option One. Group I Loans are fixed rate and Group II Loans are generally LIBOR-based loans.

Credit Enhancement: i)  MBIA  Financial  Guaranty  Insurance  Policy  that  will
- ------------------  provide for 100%  coverage of the  principal  amount of, and scheduled interest due on, the Class A Certificates; ii) overcollateralization through a limited acceleration of the Class A Certs; iii) overcollateralization across the two pool groups will also be available; iv) excess monthly cash flow on a current basis.

Pricing/Settlement
Date:               August 16, 1996/August 28, 1996
- -----

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the
reasonableness   of  such  assumptions  or  the  likelihood  that  any  of  such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.
- --------------------------------------------------------------------------------
           AMERESCO Residential Securities Corporation Series 1996-4
            RELIMINARY DESCRIPTION OF INITIAL GROUP I MORTGAGE LOANS
                             828 loans for $64.9 mm
                                Fixed Rate Loans
                                ----------------

Gross Mortgage                          %                        Original LTV                                 %
Interest Rate
Wtd Avg                               10.65                      WTD Avg LTV                                  67.44
 7.50 -  7.99%                         0.40                      10 - 50%                                     10.59
 8.00 -  8.49                          1.30                      50 - 60                                      14.06
 8.50 -  8.99                          5.20                      60 - 65                                      11.67
 9.00 -  9.49                          5.58                      65 - 70                                      20.13
 9.50 -  9.99                         23.68                      70 - 75                                      22.71
10.00 - 10.49                         11.99                      75 - 80                                      15.46
10.50 - 10.99                         20.80                      80 - 85                                       2.98
11.00 - 11.49                          8.41                      85 - 90                                       2.39
11.50 - 11.99                         10.38
12.00 - 16.75                         12.27                      Occupancy Status                              %
                                                                 Owner                                        92.11
Age                                     %                        Non-Owner                                     7.89
Wtd Avg                                 --
Less than 6 m                           --
                                                                 Property Type                                 %
Remaining Months                        %                        Single Family                                86.40
WAM                                     323                      2 - 4 Units                                   7.38
121 - 180                              16.44                     PUD                                           2.94
181 - 240                               1.68                     Condominium                                   2.73
168 - 360                              81.88                     Mobile Homes                                  0.28
                                                                 Townhouses                                    0.18
                                                                 Five Units                                    0.09

Principal Balance                        %                       State Concentration                            %
  0 - 50M                              13.32                     California                                   46.90
 50 - 100                              42.85                     Utah                                          7.44
100 - 150                              27.92                     Colorado                                      6.81
150 - 207                               9.11                     Oregon                                        5.56
207 - 250                               1.38                     Florida                                       5.30
250 - 350                               4.53                     Washington                                    4.22
500 - 650                               0.89                     Other                                        23.77

                                                                 Sevicer                                        %
PAG (Ameresco Credit Grade)                                      Advanta                                      69.70
1                                       1.49                     Option One                                   30.30
2                                      54.23
3                                      28.77
4                                       8.21
5                                       7.29

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the
reasonableness   of  such  assumptions  or  the  likelihood  that  any  of  such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.
- --------------------------------------------------------------------------------

            AMERSCO Residential Securities Corporation Series 1996-4
           PRELIMINARY DESCRIPTION OF INITIAL GROUP II MORTGAGE LOANS
                           1,966 loans for $205.1 mm
                              Floating Rate Loans

Gross Mortgage                          %                        Original LTV                                 %
Interest Rate
Wtd Avg                                9.90                      WTD Avg LTV                                 72.47
 6.50 -  6.99%                         1.77                      under 50%                                    3.72
 7.00 -  7.49                          1.52                      50 - 60                                      8.75
 7.50 -  7.99                          5.71                      60 - 65                                      8.15
 8.00 -  8.49                          4.97                      65 - 70                                     13.11
 8.50 -  8.99                         15.14                      70 - 75                                     29.03
 9.00 -  9.49                          8.92                      75 - 80                                     27.62
 9.50 -  9.99                         23.18                      80 - 85                                      8.09
10.00 - 10.49                          7.17                      85 - 90                                      1.53
10.50 - 10.99                         13.29
11.00 - 11.49                          4.31                      Occupancy Status                              %
11.50 - 11.99                          5.21                      Owner Occupied                               89.85
12.00 - 14.99+                         8.44                      Non-Owner Occupied                           10.15

Gross Margin                            %                        Age                                          2 months
Wtd Avg                                6.18
3.50 - 3.749                           1.07
3.75 - 3.99                            2.08                      Next Adjustment Date                          %
4.00 - 4.249                           2.46                      WTD Avg MTR                                   7.0
4.25 - 4.49                            2.81                      09/01/96                                      0.02
4.50 - 4.749                           1.99                      11/01/96                                      1.08
4.75 - 4.99                            3.27                      12/01/96                                     29.34
5.00 - 5.249                           5.81                      01/01/97                                     39.28
5.25 - 5.49                            5.45                      02/01/97                                     18.03
5.50 - 5.749                           5.31                      03/01/97                                      0.51
5.75 - 5.99                            7.06                      06/01/98                                      2.37
6.00 - 6.249                           4.48                      07/01/98                                      3.55
6.25 - 6.49                            5.40                      07/05/98                                      0.07
6.50 - 6.749                          12.16                      08/01/98                                      5.32
6.75 - 6.99                           14.45                      09/01/98                                      0.35
7.00 - 7.249                           7.99                      11/01/99                                      0.08
7.25 - 7.49                           11.59
7.50 -10.30                            6.63

LifeTime Caps                           %                         Property Type                                %
Weighted Average                       16.88                      Single Family                               83.42
 0.00 - 14.99                           9.25                      Apartments 2 - 4 Units                       6.74
15.00 - 15.99                          20.43                      PUD                                          5.93
16.00 - 16.99                          31.62                      Condominium                                  3.56
17.00 - 17.99                          20.46                      Mobile Homes                                 0.27
18.00 - 18.99                           9.53                      Townhouses                                   0.09
19.00 - 24.80                           8.71

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the
reasonableness   of  such  assumptions  or  the  likelihood  that  any  of  such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.
- --------------------------------------------------------------------------------

            PRELIMINARY DESCRIPTION OF INITIAL GROUP II (continued)
Remaining Months                        %                          State Concentration                          %
WAM                                  352 m                         California                                 43.61
  0 - 120                               0.16                       Ilinois                                     9.40
121 - 180                               2.16                       Colorado                                    6.52
181 - 240                               1.18                       Utah                                        4.31
241 - 360                              96.50                       Other                                      36.16


Principal Balance                       %                          Sevicer                                      %
  0 - 50M                               7.31                       Long Beach                                 86.68
 50 - 100                              27.09                       Advanta                                    13.32
100 - 150                              24.87
150 - 207                              16.12                       PAG (Amresco Credit Grade)
207 - 250                               6.49                       2                                          55.86
250 - 350                              11.00                       3                                          22.65
350 - 500                               5.81                       4                                          12.22
500 - 850                               1.32                       5                                           9.27